UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 June 25, 2009
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
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             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code

                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code

                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




ITEM 7.01  REGULATION FD DISCLOSURE.

     The Company has issued a press release regarding its permit application related to Phase 1 of its project at Kreider Farms, Lancaster County, Pennsylvania. See Exhibit 99.1.

     The Company has issued a press release regarding its newly granted patent. See Exhibit 99.2.

ITEM 8.01  OTHER EVENTS.

     Effective June 30, 2009 Mr. Dominic Bassani, VP-Strategic Planning & Special Projects of the Company's Bion Integrated Projects Group, Inc. ('Projects Group') and Bion Services Group, Inc. ('Services Group') subsidiaries, converted an outstanding $52,276.71 (principal and accrued interest) promissory note into 69,703 restricted shares of the Company's common stock at a price of $.75 per share pursuant to the terms of the note.

     On June 30, 2009 Mr. Salvatore Zizza, former Chairman of Projects Group, converted an outstanding $52,268.49 (principal and accrued interest) promissory note into 69,692 restricted shares of the Company's common stock at a price of $.75 per share pursuant to the terms of the promissory note.

     Effective June 30, 2009, Bright Capital, Ltd. ('BC'), which provides the services of Mr. Bassani to the Company, agreed to defer payment date of its deferred compensation of $150,000 for the period from January 1, 2009 through June 30, 2009 to July 1, 2010 in consideration of the $150,000 obligation being made convertible into Bion's restricted common stock at the price of $1.50 per share at the sole election of BC. Pursuant to the agreement, BC's monthly compensation will be paid in cash (rather than deferred) commencing July 2009 and Mr. Bassani's $120,000 cash advance to the Company will be repaid during July 2009.

     On June 30, 2009, Mr. Anthony Orphanos, a large shareholder of the Company, converted an outstanding $68,692 (principal and accrued interest) promissory note into 91,590 restricted shares of the Company's common stock at a price of $.75 per share pursuant to its terms. The Company intends to repay Mr. Orphanos' $35,000 advance to the Company during July 2009.

     Effective July 1, 2009, the Company has made grants of stock bonuses aggregating 130,000 shares, which grants are split among all of the Company's core employees and consultants (including a severance grant to a former consultant) other than Mr. Bassani and Mark A. Smith, the Company's President, pursuant to the Company's 2006 Consolidated Incentive Plan, as amended. These stock bonuses have various conditions regarding vesting.

     On June 30, 2009, Mr. Craig Scott, the Company's VP-Capital Markets and Shareholder Relations, agreed to extend the term of his services to the Company through December 31, 2010. The Company has granted Mr. Scott options (with vesting conditions) to purchase 100,000 shares of the Company's common stock at a price of $1.25 per share through June 30, 2014.

     On June 30, 2009, the Company granted options to purchase 25,000 shares of its common stock at a price of $1.25 per share until June 30, 2014 to each of its three directors.

     On June 30, 2009, the Company executed a site lease with Kreider Farms, Manheim, Pennsylvania, related to its Phase I project with Kreider Farms. A copy of the lease (without exhibits) is attached hereto as Exhibit 10.1.

     On June 30, 2009, effective April 1, 2009, the Company executed a Capitalization Agreement with its wholly-owned subsidiary Bion PA 1, LLC ('PA1') pursuant to which it memorialized its transfer to PA1 of the Kreider Farms Phase 1 business opportunity. See Exhibit 10.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 10.1 Lease Agreement between Ronald Kreider and Kreider Farms and Bion PA 1 LLC dated June 26, 2009

          Exhibit 10.2 Capitalization Agreement between Bion Companies and Bion PA 1 LLC dated June 30, 2009

          Exhibit 99.1 Kreider Permit Application Press Release dated June 25, 2009

          Exhibit 99.2  Patent Issuance Press Release dated June 30, 2009




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Bion Environmental Technologies, Inc.


Date:  July 2, 2009               By:/s/ Mark A. Smith
                                     Mark A. Smith, President